JPMorgan Multi-Manager Small Cap Growth Fund
a series of J.P. Morgan Fleming Series Trust

Supplement dated July 18, 2006 to the Fund’s
Prospectus dated May 1, 2006

Effective immediately, Frederick J. Ruvkun of J. & W. Seligman & Co. Incorporated (“Seligman”) will no longer serve as a portfolio manager to the portion of the JPMorgan Multi-Manager Small Cap Growth Fund’s (the “Fund”) assets managed by Seligman. Accordingly, all references to Frederick J. Ruvkun in the Fund’s Prospectus are deleted. The Seligman portfolio management team will now be led by Michael J. Alpert and will continue to include Stephan B. Yost. In addition, Matthew T. D’Alto and Mira J. Lee will join the Seligman portfolio management team.

The table below provides further information about the individuals who will serve as portfolio managers for the portion of the Fund’s assets allocated to Seligman.

JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND

SUBADVISER AND ADDRESS	YEAR FOUNDED/ ASSETS UNDER MANAGEMENT AS OF June 30, 2006	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
J. & W. SELIGMAN & CO. INCORPORATED 100 Park Avenue New York, NY 10017	1864 $18.6 billion	Michael J. Alpert Senior Vice President	Investment Officer of Seligman, and head of the Seligman Small Company Growth team. Mr. Alpert joined Seligman in August 1999.

Stephan B. Yost Senior Vice President
Investment Officer of Seligman, Mr. Yost joined Seligman in March 2001. Previously, Mr. Yost was a Portfolio Manager at Dawson Samberg Capital Management from 1999 to 2000 where he was responsible for health care and financial equity selection. Mr. Yost provides assistance to Mr. Alpert in managing the Seligman advised assets through his research and contributions to the investment decisions with respect to companies in the health care and health care related industries.

Matthew T. D’Alto Vice President
Investment Officer of Seligman, Mr. D’Alto joined Seligman in July 2002. Previously, Mr. D’Alto was an investment associate, Large Cap Value, for Putnam Investments from 1998 to 2000. Mr. D’Alto provides assistance to Mr. Alpert in managing the Seligman advised assets through his research and contributions to the investment decisions with respect to companies operating primarily in the financial services, energy and technology sectors, among other sectors.

SUBADVISER AND ADDRESS	YEAR FOUNDED/ ASSETS UNDER MANAGEMENT AS OF June 30, 2006	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE
Mira J. Lee Vice President
Investment Officer of Seligman, Ms. Lee joined Seligman in August 2002. Prior to then, during the fall of 2000, Ms. Lee worked as a Fall Associate at Morgan Stanley in the Mergers, Acquisitions & Restructurings Department based in Hong Kong. Ms. Lee provides assistance to Mr. Alpert in managing the Seligman advised assets through her research and contributions to the investment decisions with respect to companies operating primarily in the consumer, industrials and materials sectors, among other sectors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MULTI-706